                                                                    EXHIBIT 99.2

CASE NAME:    KEVCO MANAGEMENT, INC.                               ACCRUAL BASIS

CASE NUMBER:  401-40788-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------         --------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                     NOVEMBER 21, 2001
---------------------------------------         --------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------         --------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      NOVEMBER 21, 2001
---------------------------------------         --------------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40788-BJH-11



COMPARATIVE BALANCE SHEET

                                                               SCHEDULED          MONTH
ASSETS                                                           AMOUNT          OCT-01        MONTH        MONTH
------                                                         ---------         ------        -----        -----

1.      Unrestricted Cash (FOOTNOTE)                            6,557,974       3,592,787
2.      Restricted Cash
3.      Total Cash                                              6,557,974       3,592,787
4.      Accounts Receivable (Net) (FOOTNOTE)                                      300,000
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses (FOOTNOTE)                             3,450,681         438,830
8.      Other (Attach List)                                       263,606               0
9.      Total Current Assets                                   10,272,261       4,331,617
10.     Property, Plant & Equipment                             3,285,885               0
11.     Less: Accumulated Depreciation/Depletion               (1,753,163)              0
12.     Net Property, Plant & Equipment                         1,532,722               0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)           36,082               0
15.     Other (Attach List) (FOOTNOTE)                        153,399,371      39,971,438
16.     Total Assets                                          165,240,436      44,303,055

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable                                                              11,634
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List) (FOOTNOTE)                                          1,807,702
23.     Total Post Petition Liabilities                                         1,819,336

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                75,885,064      14,891,816
25.     Priority Debt (FOOTNOTE)                                  200,832               0
26.     Unsecured Debt                                          1,779,701       1,391,017
27.     Other (Attach List)                                   242,243,558     169,562,605
28.     Total Pre Petition Liabilities                        320,109,155     185,845,438
29.     Total Liabilities                                     320,109,155     187,664,774

EQUITY

30.     Pre Petition Owners' Equity                                          (154,868,719)
31.     Post Petition Cumulative Profit Or (Loss)                              (5,347,301)
32.     Direct Charges To Equity (Attach Explanation FOOTNOTE)                 16,854,301
33.     Total Equity                                                         (143,361,719)
34.     Total Liabilities and Equity                                           44,303,055

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                            SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                             SCHEDULED           MONTH
ASSETS                                        AMOUNT            OCT-01            MONTH      MONTH
------                                       ---------          ------            -----      -----
A.    Security Deposit                             8,794                0
B.    Cash Surrender Value: Life Ins.            254,812                0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                      263,606                0

A.    Organizational Costs                        36,082                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                            36,082                0

A.    Intercompany Receivables               113,743,558                0
B.    Intercompany Royalties                  39,655,813       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                 153,399,371       39,971,438

POST PETITION LIABILITIES

A.    Accrued Liabilities Other                                   453,449
B.    Deferred Compensation                                       960,371
C.    Accrued Health Claims                                       393,882
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                           1,807,702

PRE PETITION LIABILITIES

A.    Intercompany Payables (FOOTNOTE)       113,743,558       41,062,605
B.    10 3/8% Senior Sub. Notes              105,000,000      105,000,000
C.    Sr. Sub. Exchangeable Notes             23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                        242,243,558      169,562,605

CASE NAME:    KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:  401-40788-BJH-11


INCOME STATEMENT

                                                        MONTH                                 QUARTER
REVENUES                                               OCT-01        MONTH        MONTH        TOTAL
--------                                               ------        -----        -----       -------

1.     Gross Revenues                                                                             0
2.     Less: Returns & Discounts                                                                  0
3.     Net Revenue                                         0                                      0

COST OF GOODS SOLD

4.     Material                                                                                   0
5.     Direct Labor                                                                               0
6.     Direct Overhead                                                                            0
7.     Total Cost Of Goods Sold                            0                                      0
8.     Gross Profit                                        0                                      0

OPERATING EXPENSES

9.     Officer / Insider Compensation                 18,635                                 18,635
10.    Selling & Marketing                                                                        0
11.    General & Administrative                        3,270                                  3,270
12.    Rent & Lease                                    9,225                                  9,225
13.    Other (Attach List)                            13,993                                 13,993
14.    Total Operating Expenses                       45,123                                 45,123
15.    Income Before Non-Operating
       Income & Expense                              (45,123)                               (45,123)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                 4,403                                  4,403
17.    Non-Operating Expense (Att List)                    0                                      0
18.    Interest Expense                                                                           0
19.    Depreciation / Depletion                                                                   0
20.    Amortization                                                                               0
21.    Other (Attach List)                                                                        0
22.    Net Other Income & Expenses                     4,403                                  4,403

REORGANIZATION EXPENSES

23.    Professional Fees                              90,292                                 90,292
24.    U.S. Trustee Fees                              13,750                                 13,750
25.    Other (Attach List)                                                                        0
26.    Total Reorganization Expenses                 104,042                                104,042
27.    Income Tax                                                                                 0
28.    Net Profit (Loss)                            (144,762)                              (144,762)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                               MONTH                                 QUARTER
OPERATING EXPENSES                                            OCT-01         MONTH       MONTH        TOTAL
------------------                                            ------         -----       -----       -------

A.    Payroll                                                   6,365                                  6,365
B.    Insurance                                                 7,000                                  7,000
C.    Utilities & Telephone                                       213                                    213
D.    Taxes                                                       415                                    415
E.                                                                                                         0

TOTAL OTHER OPERATING EXPENSES - LINE 13                       13,993                                 13,993

OTHER INCOME & EXPENSES

A.    Interest and Misc. Income                                 4,403                                  4,403
B.    Balance Sheet Adjustments (FOOTNOTE)                                                                 0
C.                                                                                                         0
D.                                                                                                         0
E.                                                                                                         0

TOTAL NON-OPERATING INCOME - LINE 16                            4,403                                  4,403

A.                                                                                                         0
B.                                                                                                         0
C.                                                                                                         0
D.                                                                                                         0
E.                                                                                                         0

TOTAL NON-OPERATING EXPENSE - LINE 17                               0                                      0

REORGANIZATION EXPENSES

A.                                                                                                         0
B.                                                                                                         0
C.                                                                                                         0
D.                                                                                                         0
E.                                                                                                         0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                       0                                      0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40788-BJH-11

CASH RECEIPTS AND                                 MONTH                                 QUARTER
DISBURSEMENTS                                    OCT-01       MONTH        MONTH         TOTAL
-----------------                                ------       -----        -----        -------

1.   Cash - Beginning Of Month                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.           SUPPLEMENT TO ACCRUAL BASIS - 3
                                                OCTOBER, 2001
CASE NUMBER:   401-40788-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP       MFG          MGMT      HOLDING       COMP       KEVCO INC       TOTAL
                                              -------       ---          ----      -------       ----       ---------       -----

 1     CASH-BEGINNING OF MONTH                     --     150,202     3,517,653        --          --         1,000       3,668,855

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                  --          --                                                                --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                --          --                                                                --
 4     POST PETITION                                           --                                                                --

 5     TOTAL OPERATING RECEIPTS                    --          --            --        --          --            --              --

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                        --                                                                --
 7     SALE OF ASSETS                                     460,000                                                           460,000
 8     OTHER                                   49,584      19,073       311,962        --          --            --         380,619
        INTERCOMPANY TRANSFERS                 56,422      17,001       (73,423)       --                                        --
               SALE EXPENSE REIMBURSEMENT
               INCOME TAX REFUND
               RENT
               PAYROLL TAX ADVANCE RETURNED                             304,679
               MISC.                           49,584                                              --
               INTEREST INCOME                                            7,283

 9     TOTAL NON OPERATING RECEIPTS           106,006     496,074       238,539        --          --            --         840,619

10     TOTAL RECEIPTS                         106,006     496,074       238,539        --          --            --         840,619

11     CASH AVAILABLE                         106,006     646,276     3,756,192        --          --         1,000       4,509,474

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                                       18,582                                              18,582
13     PAYROLL TAXES PAID                                      --         6,780                                               6,780
14     SALES, USE & OTHER TAXES PAID                           --                                                                --
15     SECURED/RENTAL/LEASES                                   --         9,700                                               9,700
16     UTILITIES                                  138          --           213                                                 351
17     INSURANCE                                               --        20,726                                              20,726
18     INVENTORY PURCHASES                                     --                                                                --
19     VEHICLE EXPENSE                                         --                                                                --
20     TRAVEL                                                  --                                                                --
21     ENTERTAINMENT                                           --                                                                --
22     REPAIRS & MAINTENANCE                                   --                                                                --
23     SUPPLIES                                                --                                                                --
24     ADVERTISING                                                                                                               --
25     OTHER                                  105,868     495,471         3,362        --          --            --         604,701
              LOAN PAYMENTS                   100,996     468,217            --                                             569,213
              FREIGHT                           4,600          --                                                             4,600
              CONTRACT LABOR                                   --         2,746                                               2,746
              401 K PAYMENTS                                   --                                                                --
              PAYROLL TAX ADVANCE ADP                                                                                            --
              WAGE GARNISHMENTS                                                                                                  --
              MISC.                               272      27,254           616                                              28,142

26     TOTAL OPERATING DISBURSEMENTS          106,006     495,471        59,363        --          --            --         660,840

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                       --        90,292                                              90,292
28     US TRUSTEE FEES                                         --        13,750                                              13,750
29     OTHER                                                                                                                     --
30     TOTAL REORGANIZATION EXPENSE                --          --       104,042        --          --            --         104,042

31     TOTAL DISBURSEMENTS                    106,006     495,471       163,405        --          --            --         764,882

32     NET CASH FLOW                               --         603        75,134        --          --            --          75,737

33     CASH- END OF MONTH                          --     150,805     3,592,787        --          --         1,000       3,744,592

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:   401-40788-BJH-11

                                                       SCHEDULED         MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT           OCT-01         MONTH       MONTH
-------------------------                              ---------         ------         -----       -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                                 0             0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)  (FOOTNOTE)                     0             0

AGING OF POST PETITION                                   MONTH:   OCTOBER-01
TAXES AND PAYABLES                                              ---------------

                                     0 - 30           31 - 60          61 - 90          91 +
TAXES PAYABLE                         DAYS             DAYS              DAYS           DAYS          TOTAL
-------------                        ------           -------          -------          ----          -----

1.   Federal                                                                                               0
2.   State                            6,412                                                            6,412
3.   Local                                                                                                 0
4.   Other (See below)                5,222                                                            5,222
5.   Total Taxes Payable             11,634              0                 0              0           11,634
6.   Accounts Payable                                                                                      0

                                                       MONTH:    OCTOBER-01
                                                              ----------------

STATUS OF POST PETITION TAXES

                                       BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                  LIABILITY*       AND/OR ACCRUED     (AMOUNT PAID)       LIABILITY
-------                                -------------     ---------------     -------------      -----------

1.   Withholding **                                              6,055            (6,055)                0
2.   FICA - Employee **                                            362              (362)                0
3.   FICA - Employer **                                            363              (363)                0
4.   Unemployment                                                                      0                 0
5.   Income                                                                                              0
6.   Other (Attach List)
7.   Total Federal Taxes                         0               6,780            (6,780)                0

STATE AND LOCAL

8.   Withholding                                                                       0                 0
9.   Sales (FOOTNOTE)                        6,412                                                   6,412
10.  Excise                                                                                              0
11.  Unemployment                                                                      0                 0
12.  Real Property (FOOTNOTE)                                                                            0
13.  Personal Property                       5,222                                                   5,222
14.  Other (Attach List)                                                                                 0
15.  Total State And Local                  11,634                   0                 0            11,634
16.  Total Taxes                            11,634               6,780            (6,780)           11,634

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:     OCTOBER-01
                                                            -------------------

BANK RECONCILIATIONS                             Account # 1             Account # 2
--------------------                             -----------             -----------

A.   BANK:                                     Bank of America         Bank of America           Other Accounts
B.   ACCOUNT NUMBER:                             1295026976               3751629012              (Attach List)         TOTAL
                                                                       DIP Disbursement
C.   PURPOSE (TYPE):                          Operating Account            Account
1.   Balance Per Bank Statement                            152,110                143,262            3,323,052         3,618,424
2.   Add: Total Deposits Not Credited                                                                        0                 0
3.   Subtract: Outstanding Checks                          (22,681)                                     (2,956)          (25,637)
4.   Other Reconciling Items                                                                                 0                 0
5.   Month End Balance Per Books                           129,429                143,262            3,320,096         3,592,787
6.   Number of Last Check Written                    N/A                     N/A


INVESTMENT ACCOUNTS

                                                        DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                          OF PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                          -----------       ----------       --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                             0                     0

CASH

12.  Currency On Hand                                                                                                    0
13.  Total Cash - End of Month                                                                                   3,592,787

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                               ACCRUAL BASIS - 5


                                                     MONTH:     OCTOBER-01
                                                            -------------------

BANK RECONCILIATIONS                            Account # 3             Account # 4            Account # 5
--------------------                            -----------             -----------            -----------

A.    BANK:                                   Bank of America/        Bank of America        Bank of America              TOTAL
                                                Nations Funds                                                          OTHER BANK
B.    ACCOUNT NUMBER:                              846713                3751775241             3750801912              ACCOUNTS
                                              Kevco, Inc. S-T
C.    PURPOSE (TYPE):                            Investment               Stay Pay             Payroll-Mgmt
1.    Balance Per Bank Statement                  3,188,930               127,200                  6,922               3,323,052
2.    Add: Total Deposits Not Credited                                                                                         0
3.    Subtract: Outstanding Checks                                                                (2,956)                 (2,956)
4.    Other Reconciling Items                                                                                                  0
5.    Month End Balance Per Books                 3,188,930               127,200                  3,966               3,320,096
6.    Number of Last Check Written                   N/A                    N/A                     N/A


INVESTMENT ACCOUNTS

                                                DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                  OF PURCHASE       INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                  -----------       ----------        --------------       -------------
A.

B.

C.

D.

    TOTAL OTHER INVESTMENT
      ACCOUNTS - LINE 10                                                                   0                    0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40788-BJH-11
                                                        MONTH:    OCTOBER-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                         ----------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF             AMOUNT         TOTAL PAID
                 NAME                   PAYMENT              PAID           TO DATE
                 ----                   -------             ------         ----------

1.      Sharon Romere                   Expense Reimb.                          891
2.      Joe Tomczak                     Expense Reimb.                          626
3.      John Wittig                     Expense Reimb.                          263
4.      Sharon Romere                   Payroll              5,913          108,940
5.      Joe Tomczak                     Payroll                             177,884
6.      John Wittig                     Payroll                             144,039
7.      Will Simpson                    Payroll             12,670          167,678
        Other (see attached)                                    52          132,034
8.      Total Payments To Insiders                          18,635          732,355

                                  PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                                        TOTAL
                                            AUTHORIZING        AMOUNT          AMOUNT       TOTAL PAID      INCURRED &
                   NAME                       PAYMENT         APPROVED          PAID          TO DATE         UNPAID*
                   ----                     -----------       --------         ------       ----------      ----------
1.      Haynes and Boone                      3/20/01        1,088,886                       1,088,886        220,942
2.      Lain, Faulkner & Co., P.C.            3/20/01          267,241         38,128          267,241         60,300
3.      Baker & McKenzie                      3/20/01          233,779         52,164          233,779
4.      Gordion Group                         3/20/01           17,438                          17,438
5.      (Attach List)                                            1,013              0            1,013
6.      Total Payments To Professionals                      1,608,357         90,292        1,608,357        281,242

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                    SCHEDULED        AMOUNTS         TOTAL
                                     MONTHLY          PAID          UNPAID
                                    PAYMENTS         DURING          POST
    NAME OF CREDITOR                  DUE             MONTH        PETITION
    ----------------                ---------        -------       --------
1.      Bank of America               N/A               0         14,891,816
2.      Leases Payable                                               none
3.
4.
5.      (Attach List)
6.      TOTAL                           0               0         14,891,816

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 6

                                                               MONTH: OCTOBER-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                         -----------------

                                    INSIDERS

                                        TYPE OF            AMOUNT           TOTAL PAID
              NAME                      PAYMENT             PAID             TO DATE
              ----                      -------            ------           ----------

A.       Bill Estes                     Director's Fees                        13,000
B.       Peter McKee                    Director's Fees                        12,000
C.       Richard Nevins                 Director's Fees                        13,000
D.       Wingate Partners               Management Fee                         89,390
E.       Wingate Partners               Expense Reimb.        52                3,785
F.       Will Simpson                   Expense Reimb.                            859
G.
H.

TOTAL OTHER PAYMENTS
TO INSIDERS -  LINE 5                                         52              132,034

                                  PROFESSIONALS

                                      DATE OF
                                    COURT ORDER                                                          TOTAL
                                    AUTHORIZING        AMOUNT          AMOUNT       TOTAL PAID        INCURRED &
             NAME                     PAYMENT         APPROVED          PAID          TO DATE           UNPAID*
             ----                   -----------       --------         ------       ----------        ----------

A.       Ernst & Young                3/20/01           1,013                         1,013
B.
C.
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE                                   1,013                         1,013

     *    Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                             SCHEDULED        AMOUNTS         TOTAL
                                              MONTHLY          PAID          UNPAID
                                             PAYMENTS         DURING          POST
             NAME OF CREDITOR                  DUE             MONTH        PETITION
             ----------------                ---------        --------      --------

A.
B.
C.
D.
E.

STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11
                                                      MONTH:    OCTOBER-01
                                                             ------------------

QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --

1.     Have any Assets been sold or transferred outside the normal course of
       business this reporting period?                                                               X

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                           X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from
       related parties?                                                                  X

4.     Have any payments been made on Pre Petition Liabilities this reporting
       period?                                                                                       X

5.     Have any Post Petition Loans been received by the debtor from any party?                      X

6.     Are any Post Petition Payroll Taxes past due?                                                 X

7.     Are any Post Petition State or Federal Income Taxes past due?                                 X
8.     Are any Post Petition Real Estate Taxes past due?                                             X

9.     Are any other Post Petition Taxes past due?                                                   X

10.    Are any amounts owed to Post Petition creditors delinquent?                                   X

11.    Have any Pre Petition Taxes been paid during the reporting period?                            X

12.    Are any wage payments past due?                                                               X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


SEE FOOTNOTE

INSURANCE

                                                                                       YES       NO
                                                                                       ---       --

1.     Are Worker's Compensation, General Liability and other necessary
       insurance coverages in effect?                                                  X

2.     Are all premium payments paid current?                                          X

3.     Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

        TYPE OF POLICY                 CARRIER                       PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
        --------------                 -------                       --------------          --------------------------

Property                          Lexingon, Allianz               5/29/00-3/1/02             Semi-Annual        $26,485
Group Health                      Blue Cross Blue Shield          Terminated 08/01/01        N/A
Auto                              Liberty Mutual                  9/1/00-3/1/02              Semi-Annual        $ 3,333
D&O Liability                     Great American Insurance        10/31/98-10/31/01          Annual             $64,657

 This form  x  does     does not have related footnotes on Footnotes Supplement.
           ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS

                                                     MONTH:     OCTOBER-01
                                                            -------------------

ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER           FOOTNOTE / EXPLANATION
-------           -----------           ----------------------

  1                    1                Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing
  3                    1                Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts
                                        and Cash Management System; and (3) Extending Time to Comply with 11 U.S.C. Section
                                        345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America
                                        DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

  1                   4                 In September, Liberty Mutual, Debtor's Workman's Compensation carrier, drew $300,000 on a letter of credit issued during 2000. Debtor believes, after a final audit of its
                                        Workman's Compensation account, that the amount drawn will be refunded in full.

  1                   7                 Prepaid Expenses consist primarily of professional fee retainers.

  1                  15                 Intercompany receivables/payables are from/to co-debtors Kevco Manufacturing, LP
  1                  27A                (Case No. 401-40784-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
  7                   3                 Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                        401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                                        (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11). Changes in
                                        intercompany have not been reflected as post-petition assets and liabilities.

  1                  22                 The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

  1                  24                 Adjustments to equity are due to secured debt reductions pursuant to the sales of
  1                  32                 Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of
                                        Kevco Distribution, as well as direct cash payments. The secured debt owed to Bank of
                                        America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

  1                  25                 Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14,
                                        2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

  4                 9,12                Sales/ property tax liabilities represent accruals of tax and are not yet due.